                                                                   Exhibit 10.34

Charlotte, North Carolina

January 1, 1995                 AMENDMENT TO BALANCE PURCHASE
                                   MONEY PROMISSORY NOTE


     THIS AMENDMENT TO NOTE, dated as of January 1, 1995, is agreed to by ROGERS-AMERICAN COMPANY, INC., Maker of BALANCE PURCHASE MONEY PROMISSORY NOTE (the "Note") in the principal amount of $4,000,000.00, dated November 2, 1992, and by REXHAM INDUSTRIES, CORP., Holder of said Note;

                             W I T N E S S E T H:
                             -------------------

     That Maker has requested Holder to amend the Note, and Holder, in consideration of the agreements of Maker herein contained, has agreed to amend same, such that the parties agree with respect thereto that the Note is hereby, and as of the date hereof, amended as follows:

     1. Interest shall be payable in arrears on the unpaid principal balance of the indebtedness (currently $4,000,000.00) at a rate per annum determined as follows:

          a. Throughout the term of the loan the prime rate of interest charged by NationsBank, N.A. (Carolinas) as of each January 1 and July 1 (the "Change Dates") shall be determined and

               (i) if on the Change Date said prime rate is not less than seven percent (7%) per annum nor more than ten percent (10%) per annum, the annual rate of interest payable on the within indebtedness as of and after that Change Date, to and through the day immediately preceding the next Change Date, shall be eight and one-half (8 1/2%) percent per annum, or

               (ii) if on the Change Date said prime rate is less than seven percent (7%) per annum or more than ten percent per
                    annum, the annual rate of interest payable on the within indebtedness as of and after the Change Date, to and through the day immediately preceding the next Change Date, shall be equal to the sum of (a) the rate of interest reported by the Wall Street Journal to be payable on the
                                    ---- ------ -------
                    five-year Treasury note having a maturity date nearest the fifth anniversary of the Change Date and (b) three-fourths of one percent.

     2. The principal indebtedness and the interest thereon shall be paid in successive and uninterrupted monthly installments to be applied first to interest and then to principal, the amount of which installments shall be the sum which if paid on the first day of the month following the Change Date and thereafter paid on the first day of each succeeding month, to and including January 1, 2017, would satisfy in full the principal indebtedness and pay the interest thereon at the rate per annum established on the immediately preceding Change Date.

     3. The first monthly principal and interest installment shall be due on February 1, 1995, shall be in the amount of $33,563.25 and shall continue in that amount until the rate of interest is changed and the monthly installments adjusted, as provided in Paragraphs 1. and 2., above.

     4. The entire unpaid balance of the principal indebtedness, all accrued interest thereon and any other sums due by Maker to Holder under the provisions of the Deed of Trust and Security Agreement shall be due and payable on December 31, 1999.

     Except as herein specifically amended, the Note remains unamended and is in full force and effect as a valid and binding obligation of Maker.

     IN WITNESS WHEREOF, Maker and Holder have caused these presents to be executed as of the day and year first above written.

                                   ROGERS-AMERICAN COMPANY, INC.
ATTEST:
                                   By: /s/ Doug Holstein
/s/                                   ------------------------
-------------------------             President
Secretary


                                   REXHAM INDUSTRIES CORP.

ATTEST:                            By: /s/ Frank Brown
                                      -------------------------
/s/                                   Vice President
-------------------------
Asst Secretary

ROGERS-AMERICAN MORTGAGE TABLE

          LOAN AMOUNT                              4,000,000
          INTEREST RATE                                8.50%
          LOAN TERM (22 YEAR AMORTIZATION)               264
          WITH 5 YEAR BALLOON PAYMENT OF        3,646,218.73
          MONTHLY PAYMENT                          33,536.25

        FIRST PAYMENT DUE FEBRUARY 1, 1995

                   MORTGAGE
     DATE           BALANCE    INTEREST       PRINCIPAL      PAYMENT
     ----           -------    --------       ---------      -------

 1     Feb-95   $4,000,000.00  $28,333.33      $5,202.91      $33,536.25
 2     Mar-95    3,994,797.09   28,296.48       5,239.77       33,536.25
 3     Apr-95    3,989,557.32   28,259.36       5,276.88       33,536.25
 4     May-95    3,984,280.44   28,221.99       5,314.26       33,536.25
 5     Jun-95    3,978,966.18   28,184.34       5,351.90       33,536.25
 6     Jul-95    3,973,614.28   28,146.43       5,389.81       33,536.25
 7     Aug-95    3,968,224.46   28,108.26       5,427.99       33,536.25
 8     Sep-95    3,962,796.47   28,069.81       5,466.44       33,536.25
 9     Oct-95    3,957,330.04   28,031.09       5,505.16       33,536.25
10     Nov-95    3,951,824.88   27,992.09       5,544.15       33,536.25
11     Dec-95    3,946,280.73   27,952.82       5,583.42       33,536.25
12     Jan-96    3,940,697.30   27,913.27       5,622.97       33,536.25
13     Feb-96    3,935,074.33   27,873.44       5,662.80       33,536.25
14     Mar-96    3,929,411.52   27,833.33       5,702.91       33,536.25
15     Apr-96    3,923,708.61   27,792.94       5,743.31       33,536.25
16     May-96    3,917,965.30   27,752.25       5,783.99       33,536.25
17     Jun-96    3,912,181.31   27,711.28       5,824.96       33,536.25
18     Jul-96    3,906,356.35   27,670.02       5,866.22       33,536.25
19     Aug-96    3,900,490.12   27,628.47       5,907.77       33,536.25
20     Sep-96    3,894,582.35   27,586.62       5,949.62       33,536.25
21     Oct-96    3,888,632.73   27,544.48       5,991.76       33,536.25
22     Nov-96    3,882,640.96   27,502.04       6,034.21       33,536.25
23     Dec-96    3,876,606.76   27,459.30       6,076.95       33,536.25
24     Jan-97    3,870,529.81   27,416.25       6,119.99       33,536.25
25     Feb-97    3,864,409.82   27,372.90       6,163.34       33,536.25
26     Mar-97    3,858,246.47   27,329.25       6,207.00       33,536.25
27     Apr-97    3,852,039.47   27,285.28       6,250.97       33,536.25
28     May-97    3,845,788.50   27,241.00       6,295.24       33,536.25
29     Jun-97    3,839,493.26   27,196.41       6,339.84       33,536.25
30     Jul-97    3,833,153.43   27,151.50       6,384.74       33,536.25
31     Aug-97    3,826,768.68   27,106.28       6,429.97       33,536.25
32     Sep-97    3,820,338.71   27,060.73       6,475.51       33,536.25
33     Oct-97    3,813,863.20   27,014.86       6,521.38       33,536.25
34     Nov-97    3,807,341.82   26,968.67       6,567.57       33,536.25
35     Dec-97    3,800,774.24   26,922.15       6,614.10       33,536.25
36     Jan-98    3,794,160.15   26,875.30       6,660.95       33,536.25
37     Feb-98    3,787,499.20   26,828.12       6,708.13       33,536.25
38     Mar-98    3,780,791.08   26,780.60       6,755.64       33,536.25
39     Apr-98    3,774,035.43   26,732.75       6,803.50       33,536.25
40     May-98    3,767,231.94   26,684.56       6,851.69       33,536.25
41     Jun-98    3,760,380.25   26,636.03       6,900.22       33,536.25
42     Jul-98    3,753,480.03   26,587.15       6,949.10       33,536.25
43     Aug-98    3,746,530.94   26,537.93       6,998.32       33,536.25
44     Sep-98    3,739,532.62   26,488.36       7,047.89       33,536.25
45     Oct-98    3,732,484.73   26,438.43       7,097.81       33,536.25
46     Nov-98    3,725,386.91   26,388.16       7,148.08       33,536.25
47     Dec-98    3,718,238.83   26,337.53       7,198.72       33,536.25
48     Jan-99    3,711,040.10   26,286.53       7,249.71       33,536.25
49     Feb-99    3,703,790.39   26,235.18       7,301.06       33,536.25
50     Mar-99    3,696,489.33   26,183.47       7,352.78       33,536.25
51     Apr-99    3,689,136.55   26,131.38       7,404.86       33,536.25
52     May-99    3,681,731.69   26,078.93       7,457.31       33,536.25
53     Jun-99    3,674,274.37   26,026.11       7,510.14       33,536.25
54     Jul-99    3,666,764.24   25,972.91       7,563.33       33,536.25
55     Aug-99    3,659,200.90   25,919.34       7,616.91       33,536.25
56     Sep-99    3,651,584.00   25,865.39       7,670.86       33,536.25
57     Oct-99    3,643,913.14   25,811.05       7,725.19       33,536.25
58     Nov-99    3,636,187.94   25,756.33       7,779.91       33,536.25
59     Dec-99    3,628,408.03   25,701.22       7,835.02       33,536.25
60   Jan-2000    3,620,573.00   25,645.73   3,620,573.00    3,646,218.73 BALLOON